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                                                                 EXHIBIT 10.7

GCH                                                              [letterhead]
SYSTEMS, INC.



Award Software International, Inc.
777 East Middlefield Road
Mountain View, California 94043-4023



RE:  SCHEDULE OF RENTAL PAYMENTS

Gentlemen:

This Agreement is entered into between GCH Systems, Inc. (hereafter known as GCH) located at 777 East Middlefield Road, Mountain View, CA 94043-4023 and Award Software International, Inc. (hereafter known as ASI) located at 777 East Middlefield Road, Mountain View, CA 94043-4023.

GCH agrees to sub-lease space in the building at the above address to ASI from January 1, 1996 through December 31, 1996 at $13,400 per month including utilities. All payments to be made on or before seven (7) days of the beginning of each month. This Agreement will be renewed for 1997 and years that follow.

Executed this 1st day of January 1, 1996.



GCH Systems Incorporated                      Award Software International, Inc.


/s/ Reza Afghan                               /s/ George C. Huang
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Signature                                     Signature

Vice President                                Chairman CEO
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Title                                         Title

Jan. 1, 1996                                   Jan. 1, 1996
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Date                                          Date